Exhibit 99.1

G3 VRM ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-2
BALANCE SHEET	F-3
NOTES TO FINANCIAL STATEMENTS	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of G3 VRM Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of G3 VRM Acquisition Corp. (the “Company”) as of July 6, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of July 6, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company's auditor since 2021.

Houston, Texas

July 12, 2021

F-2

G3 VRM ACQUISITION CORP.
BALANCE SHEET

July 6, 2021

ASSETS
Cash	$1,713,252
Cash held in trust	107,853,900
Prepaid expenses	1,037
Total Assets	$109,568,189

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$100,491
Deferred underwriting fee payable	3,719,100
Total Liabilities	3,819,591

Commitments and Contingencies
Common stock subject to possible redemption, $0.0001 par value, 9,273,920 shares of Class A common stock and 569,410 shares of Class B common stock at redemption value	100,748,597
Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,458,340 issued and outstanding excluding 9,273,920 shares subject to possible redemption	146
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 2,875,000 shares issued and outstanding excluding 569,410 shares subject to possible redemption	288
Additional paid-in capital	5,001,329
Accumulated deficit	(1,762)
Total Stockholders’ Equity	5,000,001
Total Liabilities and Stockholders’ Equity	$109,568,189

The accompanying notes are an integral part of these financial statements.

F-3

G3 VRM ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Business Operations

G3 VRM Acquisition Corp. (the “Company”) was incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Business Combination”). The Company have not selected any specific business-combination target and it has not, nor has anyone on the Company’s behalf, initiated any substantive discussions, directly or indirectly, with any business-combination target.

The Company has selected December 31 as its fiscal year end.

As of July 6, 2021, the Company had not yet commenced any operations. All activity for the period from February 19, 2021 through July 6, 2021 relates to the Company’s formation and the Initial Public Offering (“IPO”) described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO.

The registration statement for the Company’s IPO was declared effective on June 30, 2021 (the “Effective Date”). On July 6, 2021, the Company consummated the IPO of 10,626,000 units (the “Units” and, with respect to the Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating proceeds of $106,260,000, which is described in Note 3 (the “Initial Public Offering”). Simultaneously with the closing of the IPO, the Company consummated the sale of 569,410 units (the “Private Placement Units”) at a price of $10.00 per unit in a private placement to G3 VRM Holdings LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”) and Maxim Group LLC (“Maxim”) and their designees, that closed simultaneously with the Initial Public Offering, that is described in Note 4 (“Private Placement”). Each Unit consists of one share of Class A common stock, and one right to receive one-tenth (1/10) of one share of Class A common stock upon consummation of our initial business combination. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating the Business Combination.

Transaction costs amounted to $6,104,740 comprised of $2,018,940 of underwriting discount, $3,719,100 of deferred underwriting fee, the fair value of the shares issued to the underwriters of $1,000 deemed as underwriters’ compensation, and $365,700 of other offering costs. In addition, $1,956,260 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.

Following the closing of the IPO on July 6, 2021, an amount of $107,853,900 ($10.15 per unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Units was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from this offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of: (a) the completion of the Business Combination; (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s certificate of incorporation; and (c) the redemption of the Company’s public shares if the Company is unable to complete the Business Combination within 12 months from the closing of this offering (or 15 or 18 months from the closing of this offering, if the Company extend the period of time to consummate a business combination, as described in more detail in this prospectus), subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

F-4

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination either: (i) in connection with a stockholder meeting called to approve the Business Combination; or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.15 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

The shares of common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Proposed Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with the Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of the Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.

The Company will have 12 months from the closing of the Initial Public Offering (or 15 or 18 months from the closing of this offering, if the Company extends the period of time to consummate a business combination, as described in more detail in the prospectus) to consummate the Business Combination (the “Combination Period”). However, if the Company is unable to complete the Business Combination within the Combination Period, the Company will redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, subject to applicable law and as further described in this registration statement of which this prospectus forms a part, and then seek to dissolve and liquidate.

The Sponsor, officers, and directors have agreed: (i) to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of the Business Combination; (ii) to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s certificate of incorporation; and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if the Company fails to complete the Business Combination within the Combination Period.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement, or business-combination agreement, reduce the amount of funds in the Trust Account to below the lesser of: (i) $10.15 per public share; and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked its Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether its Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations.

Note 2 — Significant Accounting Policies Basis of Presentation

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

F-5

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of July 6, 2021.

Cash Held in Trust

At July 6, 2021, the assets held in the Trust Account were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At July 6, 2021, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. Class A common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to the redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as stockholders’ equity. The Company’s common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, 9,843,330 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

F-6

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the IPO. Accordingly, on July 6, 2021, offering costs totaling $6,102,412 have been charged to stockholders’ equity (consisting of $2,018,940 in underwriter’s discount, $3,719,100 in deferred underwriters’ fee, the fair value of the shares issued to the underwriters of $1,000 deemed as underwriters’ compensation, and $363,372 of other cash expenses).

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 6, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction.

The Company is subject to potential income tax examinations by federal and state taxing authorities. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

F-7

Note 3 — Initial Public Offering

Pursuant to the IPO on July 6, 2021, the Company sold 10,626,000 Units at a purchase price of $10.00 per Unit. Each unit that the Company is offering has a price of $10.00 and consists of one share of Class A common stock and one right to receive one-tenth (1/10) of one share of Class A common stock upon consummation of our initial business combination.

Management has agreed that an aggregate of $10.15 per unit sold in the IPO will be held in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from this offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of: (a) the completion of the Business Combination; (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s certificate of incorporation; and (c) the redemption of the Company’s public shares if the Company is unable to complete the Business Combination within 12 months from the closing of this offering (or 15 or 18 months from the closing of this offering, if the Company extend the period of time to consummate a business combination, as described in more detail in this prospectus), subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Company consummated the Private Placement whereby the Sponsor and Maxim and their designees purchased an aggregate of 569,410 units, of which Maxim and/or its designees have purchased 53,130 private placement units, at a price of $10.00 per unit, for an aggregate purchase price of $5,694,100. The Private Placement Units are identical to the units sold in the Initial Public Offering, except that the Private Placement Units (and the underlying securities), so long as they are held by the Sponsor, Maxim or their permitted transferees: (i) may not, subject to certain limited exceptions, be transferred, assigned, or sold by the holders until 30 days after the completion of the Business Combination; and (ii) will be entitled to registration rights.

The Company’s Sponsor has agreed: (i) to waive its redemption rights with respect to its founder shares and public shares in connection with the completion of the Business Combination; (ii) to waive its redemption rights with respect to its founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s certificate of incorporation: (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its Business Combination within 12 months from the closing of this offering (or 15 or 18 months from the closing of this offering, if the Company extends the period of time to consummate a business combination, as described in more detail in this prospectus); or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business-combination activity; and (iii) to waive its rights to liquidating distributions from the Trust Account with respect to its founder shares if the Company fails to complete its Business Combination within 12 months from the closing of this offering (or 15 or 18 months from the closing of this offering, if the Company extends the period of time to consummate a business combination, as described in more detail in this prospectus). In addition, the Company’s Sponsor has agreed to vote any founder shares and private placement shares held by them and any public shares purchased during or after this offering (including in open market and privately negotiated transactions) in favor of the Business Combination.

Note 5 — Related Party Transactions

Related Party Payables

The Company had $262,881 of deferred offering costs and $4,828 of prepaids as of July 6, 2021 prior to closing of the Offering, which were paid for by the Sponsor, plus an initial $600 cash advance by the Sponsor, resulting in $268,309 of related party payables. The related party payables were due to VerifyMe, Inc. (Nasdaq:VRME), a Nevada corporation and provider of comprehensive brand protection and customer engagement solutions, which is a co-owner of the Sponsor, and they were repaid on July 6, 2021.

F-8

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company's officers and directors may, but are not obligated to, loan the Company funds as may be required ("Working Capital Loans"). Such Working Capital Loans would be convertible into private placement-equivalent units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 units if $1,500,000 of notes were so converted), at the option of the lender. Such units would be identical to the private placement units. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

Related Party Extension Loans

The Company will have until 12 months from the closing of the Proposed Public Offering to consummate a Business Combination. However, if the Company anticipates that it may not be able to consummate a Business Combination within 12 months, the Company will, by resolution of the Company’s board of directors, extend the period of time to consummate a Business Combination by an additional three months up to twice (for a total of 18 months to complete a Business Combination) if such extension is requested by the Sponsor. Pursuant to the terms of the Company’s certificate of incorporation and the trust agreement to be entered into between the Company and Continental Stock Transfer & Trust Company on the date of the Proposed Public Offering, in order to extend the time available for the Company to consummate a Business Combination for an additional three months, the Sponsor or its affiliates or designees must deposit into the trust account $1,000,000, or up to $1,150,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per share in either case) on or prior to the date of the deadline. The Company will only be able to extend the period of time to consummate a Business Combination by an additional three months twice (for a total of six months). Each such payment would be made in the form of a loan. Such loan will be non-interest bearing and payable upon the consummation of the Company’s Business Combination. If the Company completes a Business Combination, the Company would repay such loaned amount out of the proceeds of the trust account released to the Company. If the Company does not complete a Business Combination, the Company will not repay such loan. Furthermore, the letter agreement with the Company’s initial stockholders contains a provision pursuant to which the Sponsor has agreed to waive its right to be repaid for such loan out of the funds held in the trust account in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are obligated to fund the trust account in order to extend the time for the Company to complete a Business Combination, but the Sponsor is not obligated to extend such time.

Founder Shares

On March 9, 2021, the Company issued 2,875,000 shares of common stock to the Sponsors for $25,000 in cash, or approximately $0.0087 per share, in connection with formation, and later transferred a total of 210,000 founder shares to our officers and directors leaving our Sponsor with 2,665,000 founder shares. Of the founder shares held by our Sponsor, up to 218,500 founder shares remain subject to forfeiture by our Sponsor if the underwriters’ over-allotment option is not exercised in full.

The Sponsor has agreed not to transfer, assign or sell its founder shares until the earlier of: (i) one year after the date of the consummation of the Business Combination; or (ii) the date on which the Company consummates a liquidation, merger, stock exchange, or other similar transaction that results in all of its stockholders having the right to exchange their shares of Class A common stock for cash, securities, or other property. Notwithstanding the foregoing, if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations, and the like) for any 20 trading days within any 30-trading day period commencing 60 days after the Business Combination, the founder shares will no longer be subject to such transfer restrictions.

Administrative Service Fee

In conjunction with the closing of the Initial Public Offering, the Company will pay the Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of the Company's management team. Upon completion of the initial Business Combination or the Company's liquidation, the Company will cease paying these monthly fees.

F-9

Note 6 — Commitments and Registration Rights

The holders of the founder shares, Private Placement Units, units that may be issued upon conversion of working capital loans (including in each case the underlying securities) and the representative shares will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement signed on June 30, 2021. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.

Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement for the Initial Public Offering and may not exercise their demand rights on more than one occasion.

Right of First Refusal

Subject to certain conditions, the Company granted Maxim, for a period beginning on the closing of the Proposed Public Offering and ending 12 months after the date of the consummation of the Business Combination, a right of first refusal to act as book-running managing underwriter or placement agent for any and all future public and private equity, equity-linked, convertible and debt offerings for the Company or any of its successors or subsidiaries. In accordance with FINRA Rule 5110(g)(6), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement for the IPO.

Representative Shares

On July 6, 2021, the Company granted Maxim and/or its designees, 106,260 shares of Series A common stock. The Company estimated the fair value of the stock to be $1,000 based on the price of the Founder Shares issued to the Sponsor. The stock was treated as underwriters’ compensation and charged directly to stockholders’ equity.

Maxim has agreed not to transfer, assign, or sell any such shares until the completion of the Business Combination. In addition, Maxim has agreed: (i) to waive its redemption rights with respect to such shares in connection with the completion of the Business Combination; and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its Business Combination within 12 months from the closing of this offering (or 15 or 18 months from the closing of this offering, if the Company extends the period of time to consummate a business combination, as described in more detail in the prospectus for the IPO).

The shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the date of the effectiveness of the registration statement of which this prospectus forms a part pursuant to Rule 5110(e)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(e)(1), these securities will not be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part, nor may they be sold, transferred, assigned, pledged, or hypothecated for a period of 180 days immediately following the effective date of the Company’s initial registration statement except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners.

Note 7 — Stockholders’ Equity

Preferred Stock — The Company is authorized to issue a total of 1,000,000 shares of preferred stock at par value of $0.0001 each. At July 6, 2021, there were no shares of preferred stock issued or outstanding.

F-10

Class A Common Stock — The Company is authorized to issue a total of 100,000,000 shares of Class A common stock at par value of $0.0001 each. At July 6, 2021, there were 1,458,340 shares of Class A common stock issued or outstanding, excluding 9,273,920 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue a total of 20,000,000 shares of Class B common stock at par value of $0.0001 each. At March 9, 2021, the Company issued 2,875,000 shares of Class B common stock to its initial stockholder, the Sponsor, for $25,000, or approximately $0.0087 per share in connection with formation, and later transferred a total of 210,000 founder shares to our officers and directors leaving our Sponsor with 2,665,000 founder shares. Of the founder shares held by our Sponsor, up to 218,500 founder shares remain subject to forfeiture by our Sponsor if the underwriters’ over-allotment option is not exercised in full. At July 6, 2021, there were 2,875,000 shares of Class B common stock issued or outstanding, excluding 569,410 shares of Class B common stock subject to possible redemption.

The Company’s initial stockholder has agreed not to transfer, assign, or sell any of its founder shares until the earlier of: (i) one year after the date of the consummation of the Business Combination; or (ii) the date on which the Company consummates a liquidation, merger, stock exchange, or other similar transaction that results in all of its stockholders having the right to exchange their shares of Class A common stock for cash, securities, or other property. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholder with respect to any founder shares. Notwithstanding the foregoing, if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations, and the like) for any 20 trading days within any 30-trading day period commencing 60 days after the Business Combination, the founder shares will no longer be subject to such transfer restrictions. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial stockholder with respect to any founder shares.

The shares of Class B common stock will automatically convert into shares of the Company’s Class A common stock at the time of its Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations, and the like, and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Company’s registration statement and related to the closing of the Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of this offering (excluding the private placement shares and representative shares) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination or any private placement-equivalent units issued to the Sponsor, its affiliates, or certain of officers and directors upon conversion of working capital loans made to the Company).

Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the Company's stockholders, with each share of common stock entitling the holder to one vote.

Rights — At July 6, 2021, there were 11,195,410 stock rights outstanding. Each holder of a right will automatically receive one-tenth (1/10) of one share of Class A common stock upon consummation of a Business Combination, except in cases where we are not the surviving company in a business combination, and even if the holder of such right redeemed all shares of Class A common stock held by it in connection with a Business Combination. No additional consideration will be required to be paid by a holder of Public Rights in order to receive its additional shares upon consummation of a Business Combination, as the consideration related thereto has been included in the unit purchase price paid for by investors in the Proposed Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Public Rights to receive the same per share consideration the holders of shares of Class A common stock will receive in the transaction on an as-exchanged for Class A common stock basis, and each holder of a Public Right will be required to affirmatively exchange its Public Rights in order to receive the 1/10 share underlying each Public Right (without paying any additional consideration) upon consummation of a Business Combination. More specifically, the Public Rights holder will be required to indicate its election to exchange the Public Right for the underlying shares within a fixed period of time after which period the rights will expire worthless.

F-11

Pursuant to the rights agreement, a rights holder may exchange rights only for a whole number of shares of Class A common stock. This means that the Company will not issue fractional shares in connection with an exchange of rights and rights may be exchanged only in multiples of 10 rights (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like). Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Delaware General Corporation Law.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Rights will not receive any such funds with respect to their Public Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Rights, and the Public Rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to holders of the Public Rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

F-12